UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2004 (February 3, 2004)

Citizens First Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-27740	37-1351861
State or other jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

2101 N. Veterans Parkway, Bloomington, IL 61704
(Address of principal executive offices) (Zip Code)

(309) 661-8700
(Registrant’s telephone number, including area code)

Signatures
Exhibit Index
Press Release, dated February 3, 2004

Item 7. Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number

99.1	Press Release, dated February 3, 2004
issued by Citizens First Financial Corp.

Item 12. Results of Operations and Financial Condition.

The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On February 3, 2004, Citizens First Financial Corp. issued a news release to report its financial results for the quarter ended December 31, 2003. The release is furnished as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST FINANCIAL CORP.

Dated: February 4, 2004	/s/ Dallas G. Smiley

Dallas G. Smiley
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated February 3, 2004 issued by Citizens First Financial Corp.